Exhibit 32.1

                        CERTIFICATIONS OF PERIODIC REPORT
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002


In connection with this annual report on Form 10-K of eOn Communications Corporation ("Registrant") I, David S. Lee, Chief Executive Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: October 27, 2004                               /s/ David S. Lee
                                                     -----------------------
                                                         David S. Lee
                                                         Chief Executive Officer

In connection with this annual report on Form 10-K of eOn Communications Corporation ("Registrant") I, Stephen R. Bowling, Chief Financial Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: October 27, 2004                               /s/ Stephen R. Bowling
                                                     -----------------------
                                                         Stephen R. Bowling
                                                         Chief Financial Officer